Exhibit 10.5

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (this “Agreement”), dated as of October ___, 2025, is made by and between Fusemachines Inc., a Delaware corporation (the “Company”), and _________________, a director of the Company (the “Indemnitee”).

RECITALS

A. The Company is aware that competent and experienced persons are increasingly reluctant to serve as directors of corporations unless they are protected by comprehensive liability insurance and/or indemnification, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and because the exposure frequently bears no reasonable relationship to the compensation of such directors;

B. Based on their experience as business managers, the Board of Directors of the Company (the “Board”) has concluded that, to retain and attract talented and experienced individuals to serve as directors of the Company, and to encourage such individuals to take the business risks necessary for the success of the Company, it is necessary for the Company contractually to indemnify directors and to assume for itself maximum liability for expenses and damages in connection with claims against such directors in connection with their service to the Company;

C. Section 145 of the General Corporation Law of Delaware, under which the Company is organized (the “Law”), empowers the Company to indemnify by agreement its officers, directors, employees and agents, and persons who serve, at the request of the Company, as directors, officers, employees or agents of other corporations or enterprises, and expressly provides that the indemnification provided by the Law is not exclusive; and

D. The Company desires and has requested the Indemnitee to serve or continue to serve as an Agent (as defined below) of the Company free from undue concern for claims for damages arising out of or related to such services to the Company.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Definitions.

1.1 “Agent” means any person who is or was a director of the Company or a Subsidiary of the Company; or is or was serving at the request of, for the convenience of, or to represent the interest of the Company or a Subsidiary of the Company as a director or manager of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust or other enterprise or an affiliate of the Company; or was a director of a foreign or domestic corporation or other enterprise which was a predecessor corporation of the Company, or was a director or manager of another enterprise or affiliate of the Company at the request of, for the convenience of, or to represent the interests of such predecessor corporation or other enterprise.

1.2 “Change in Control” shall be deemed to have occurred if:

(a) any “person,” as such term is used in Sections 3(a)(9) and 13(d) of the United States Securities Exchange Act of 1934, becomes a “beneficial owner,” as such term is used in Rule 13d-3 promulgated under that act, of 50% or more of the Voting Stock (defined below) of the Company; or

(b) the liquidation, dissolution or winding up of the Company.

For the purpose of this definition of “Change in Control,” “Voting Stock” shall mean capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

1.3 “Expenses” includes all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys’ fees and related disbursements and other out-of-pocket costs) actually and reasonably incurred by the Indemnitee in connection with the investigation, prosecution, being or preparing to be a witness, defense or appeal of a Proceeding or establishing or enforcing a right to indemnification or advancement of expenses under this Agreement, including without limitation judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement.

1.4 “Proceeding” means any threatened, pending or completed claim, issue, matter, action, suit, arbitration, inquiry, or other proceeding, whether civil, criminal, administrative, regulatory, investigative or any other type whatsoever, including without limitation a demand, discovery request, formal or informal investigation, being or preparing to be a witness, administrative hearing, including any appeal of the foregoing.

1.5 “Subsidiary” or “Subsidiaries” means any corporation of which more than fifty percent (50%) of the outstanding voting securities is owned directly or indirectly by the Company, by the Company and one or more of its subsidiaries or by one or more of the Company’s subsidiaries.

2. Agreement to Serve. The Indemnitee agrees to serve and/or continue to serve as an Agent of the Company, at the will of the Company (or under separate agreement, if such agreement exists), in the capacity the Indemnitee currently serves as an Agent of the Company, faithfully and to the best of his or her ability, so long as he or she is duly appointed or elected and qualified in accordance with the applicable provisions of the charter documents of the Company or any Subsidiary; provided, however, that the Indemnitee may at any time and for any reason resign or otherwise terminate such service, and neither such resignation or termination nor the length of such service shall affect Indemnitee’s rights under this Agreement.

3. Directors’ and Officers’ Insurance. The Company shall maintain a policy of directors’ and officers’ liability insurance (such Company’s insurance shall be called “D&O Insurance”) on such terms and conditions as may be approved by the Board.

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4. Mandatory Indemnification. Subject to Section 10 below, the Company shall indemnify the Indemnitee to the fullest extent permitted by applicable law in effect as of the date hereof or as amended to increase the scope of permitted indemnification as follows:

4.1 Third Party Actions. If the Indemnitee is a person who was or is a party to or participant of or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company) by reason of the fact that he or she is or was an Agent of the Company, or by reason of anything done or not done by him or her in any such capacity, against any and all Expenses and liabilities of any type whatsoever actually and reasonably incurred by the Indemnitee, or on his or her behalf, in connection with the investigation, defense, settlement or appeal of such Proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company or a Subsidiary and, with respect to any criminal action or Proceeding, had no reasonable cause to believe his or her conduct was unlawful; except that no indemnification under this subsection shall be made in respect of any Proceeding as to which such person shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction due to gross negligence or willful misconduct of a culpable nature in the performance of his or her duty to the Company, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such amounts which the Court of Chancery or such other court shall deem proper.

4.2 Derivative Actions. If the Indemnitee is a person who was or is a party to or participant of or is threatened to be made a party to any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that he or she is or was an Agent of the Company, or by reason of anything done or not done by him or her in any such capacity, against any amounts paid for liabilities of any type whatsoever actually and reasonably incurred by the Indemnitee, or on his or her behalf, of any such Proceeding and all Expenses actually and reasonably incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of such Proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company or a Subsidiary; except that no indemnification under this subsection shall be made in respect of any Proceeding as to which such person shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction due to gross negligence or willful misconduct of a culpable nature in the performance of his or her duty to the Company, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such amounts which the Court of Chancery or such other court shall deem proper.

5. Partial Indemnification and Contribution.

5.1 Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any Expenses or liabilities of any type whatsoever actually and reasonably incurred by him or her in the investigation, defense, settlement or appeal of a Proceeding but is not entitled, however, to indemnification for all of the total amount thereof, then the Company shall nevertheless indemnify the Indemnitee the portion thereof to which the Indemnitee is entitled to indemnification.

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5.2 Contribution.

(a) If the Indemnitee is not entitled to the indemnification provided in Section 4 for any reason other than a statutory limitation set forth in the Law, then in respect of any threatened, pending or completed Proceeding in which the Company or a Subsidiary is jointly liable with Indemnitee (or would be if joined in such Proceeding), the Company shall pay, in the first instance, the entire amount of any liabilities of any type whatsoever actually and reasonably incurred by the Indemnitee, or on his or her behalf, of such Proceeding without requiring Indemnitee to contribute to such payment and the Company hereby waives and relinquishes any right of contribution it may have against Indemnitee. The Company or a Subsidiary shall not enter into any settlement of any Proceeding in which the Company or Subsidiary is jointly liable with Indemnitee (or would be if joined in such Proceeding) unless such settlement provides for a full and final release of all claims asserted against Indemnitee.

(b) Without diminishing or impairing the obligations of the Company set forth in the preceding subparagraph, if the Indemnitee is not entitled to the indemnification provided in Section 4 for any reason other than a statutory limitation set forth in the Law, then in respect of any threatened, pending or completed Proceeding in which the Company or a Subsidiary is jointly liable with the Indemnitee (or would be if joined in such Proceeding), the Company shall contribute to the amount of Expenses and liabilities of any type whatsoever actually and reasonably incurred by the Indemnitee, or on his or her behalf, and paid or payable by the Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by the Company or Subsidiary on the one hand and the Indemnitee on the other hand from the transaction from which such Proceeding arose and (ii) the relative fault of the Company or Subsidiary on the one hand and of the Indemnitee on the other hand in connection with the events which resulted in such Expenses or liabilities of any type whatsoever actually and reasonably incurred by the Indemnitee, or on his or her behalf, as well as any other relevant equitable considerations. The relative fault of the Company or Subsidiary on the one hand and of the Indemnitee on the other hand shall be determined by reference to, among other things, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such Expenses or liabilities of any type whatsoever actually and reasonably incurred by the Indemnitee, or on his or her behalf. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or any other method of allocation that does not take account of the foregoing equitable considerations.

(c) The Company hereby agrees to fully indemnify and hold Indemnitee harmless from any claims of contribution which may be brought by officers, directors, employees or Agents of the Company, other than Indemnitee, who may be jointly liable with Indemnitee.

(d) To the fullest extent permissible under applicable Law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, ERISA excise taxes, penalties, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Company (and its directors, officers, employees and Agents) and Indemnitee in connection with such event(s) and/or transaction(s) if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company or a Subsidiary and, with respect to any criminal action or Proceeding, had no reasonable cause to believe his or her conduct was unlawful; except that no contribution under this subsection shall be made in respect of any Proceeding as to which such person shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction due to gross negligence or willful misconduct of a culpable nature in the performance of his or her duty to the Company and its Subsidiary, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to contribution for such amounts which the Court of Chancery or such other court shall deem proper.

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6. Primacy of Indemnification; Indemnification of Fund Indemnitors.

6.1 Primacy of Indemnification. The Company hereby acknowledges that Indemnitee has certain rights to indemnification, advancement of Expenses and/or insurance provided for the benefit of the Parties listed on Exhibit A and/or their affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (i) that it is the indemnitor of first resort (i.e., its obligations to Indemnitee are primary and any obligation of the Fund Indemnitors to advance Expenses or to provide indemnification for the same Expenses or liabilities incurred by Indemnitee are secondary), (ii) that it shall be required to advance the full amount of Expenses incurred by Indemnitee and shall be liable for the full amount of all Expenses to the extent legally permitted and as required by the terms of this Agreement and the Certificate of Incorporation and/or Bylaws of the Company (or any other agreement between the Company and Indemnitee), without regard to any rights Indemnitee may have against the Fund Indemnitors, and, (iii) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of Indemnitee with respect to any claim for which Indemnitee has sought indemnification from the Company shall affect the foregoing or any other provisions in this Agreement and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of Indemnitee against the Company. The Company and Indemnitee agree that the Fund Indemnitors are express third party beneficiaries of the terms of this Section 6.1. The Company and Indemnitee further agree that nothing herein is intended to modify, expand, decrease or otherwise affect the rights or obligations of the parties with respect to the indemnification provisions of the Company’s Certificate of Incorporation, Bylaws and this Agreement, and that this provision is intended only to establish the respective priorities of the indemnity and advancement obligations between the Company and the Indemnitee-Related Entities.

6.2 Indemnification of Fund Indemnitors. If any Fund Indemnitor, is, or is threatened to be made, a party to or a participant in any Proceeding relating to or arising by reason of such Fund Indemnitor’s direct or indirect position as a stockholder of, or lender to, the Company, or such Fund Indemnitor’s direct or indirect appointment of or affiliation with Indemnitee or any other director, including without limitation any alleged misappropriation of a Company asset or corporate opportunity, any claim of misappropriation or infringement of intellectual property relating to the Company, any alleged false or misleading statement or omission made by the Company (or on its behalf) or its employees or agents, or any allegation of inappropriate control or influence over the Company or its directors, officers, equity holders or debt holders, then such Fund Indemnitor shall be entitled to all of the indemnification rights and remedies under this Agreement to the same extent as Indemnitee, and the terms of this Agreement as they relate to procedures for indemnification of Indemnitee and advancement of Expenses shall apply to any such indemnification of a Fund Indemnitor. The Fund Indemnitors shall be named as additionally named insureds on the D&O Insurance, with this insurance as primary over all other possibly applicable insurance.

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7. Mandatory Advancement of Expenses.

7.1 Advancement. Subject to Section 10 below and except as prohibited by law, the Company shall advance all Expenses incurred by or on behalf of the Indemnitee in connection with any Proceeding to which the Indemnitee is a party, participant, or is threatened to be made a party by reason of the fact that the Indemnitee is or was an Agent of the Company or by reason of anything done or not done by him or her in any such capacity. The Indemnitee hereby undertakes to promptly repay, without interest and without security, such amounts advanced only if, and to the extent that, it shall ultimately be determined by a Court of competent jurisdiction from which no appeal can be taken that the Indemnitee is not entitled to be indemnified by the Company under the provisions of this Agreement, the Certificate of Incorporation or Bylaws of the Company, the Law or otherwise. The advances to be made hereunder shall be paid by the Company to the Indemnitee within thirty (30) days following delivery of a written request therefore, including a statement of the Expenses by the Indemnitee to the Company.

7.2 Exception. Notwithstanding the foregoing provisions of this Section 7 or anything else herein, the Company shall not be obligated to advance any Expenses to the Indemnitee arising from a lawsuit filed directly by the Company against the Indemnitee if an absolute majority of the members of the Board (excluding Indemnitee) reasonably determines in good faith, within thirty (30) days of the Indemnitee’s request to be advanced Expenses or within 30 days of learning such relevant information, that the facts known to them at the time such determination is made demonstrate clearly and convincingly that the Indemnitee acted in bad faith. If such a determination is made, the Indemnitee may have such decision reviewed by another forum, in the manner set forth in Section 9 hereof, with all references therein to “indemnification” being deemed to refer to “advancement of Expenses,” and the burden of proof shall be on the Company to demonstrate clearly and convincingly that, based on the facts known at the time, the Indemnitee acted in bad faith. The Company may not avail itself of this Section 7.2 as to a given lawsuit if, at any time after the occurrence of the activities or omissions that are the primary focus of the lawsuit, the Company has undergone a Change in Control.

8. Notice and Other Indemnification Procedures.

8.1 Notice to Company. Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any Proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat of commencement thereof. Notwithstanding the foregoing, any failure of Indemnitee to provide such notice to the Company, or to provide such notice in a timely fashion, shall not relieve the Company of any liability that it may have to Indemnitee unless, and to the extent that none of the Company and its Subsidiary are aware of such Proceeding and such failure actually and materially prejudices the interests of the Company or its Subsidiary.

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8.2 Notice to Insurer. If, at the time of the receipt of a notice of the commencement of a Proceeding pursuant to Section 8.1 hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such D&O Insurance policies. In the event the Indemnitee or the D&O Insurer(s) seeks a judicial determination or adjudication of coverage issues related to any Proceedings, the Company shall pay on his or her behalf, in advance, any and all Expenses actually and reasonably incurred by Indemnitee, or on his or her behalf, in such judicial adjudication, regardless of whether Indemnitee ultimately is determined to be entitled to such insurance recovery.

8.3 Settlement. The Company will not, without the prior written consent of Indemnitee, which may be provided or withheld in Indemnitee’s sole discretion, effect any settlement of any Proceeding against Indemnitee or which could have been brought against Indemnitee unless such settlement solely involves the payment of money by persons other than Indemnitee and includes an unconditional release of Indemnitee from all liability or any matters that are the subject of such Proceeding and an acknowledgement that Indemnitee denies all wrongdoing in connection with such matters. The Company shall not be obligated to indemnify Indemnitee against amounts paid in settlement of a Proceeding against Indemnitee if such settlement is effected by Indemnitee without the Company’s prior written consent, which shall not be unreasonably withheld.

9. Determination of Right to Indemnification and Remedies to Indemnitee.

9.1 To the extent the Indemnitee has been successful on the merits or otherwise in defense of any Proceeding referred to in Section 4.1 or 4.2 of this Agreement or in the defense of any Proceeding described therein, the Company shall indemnify the Indemnitee against Expenses actually and reasonably incurred by him or her in connection with the investigation, defense or appeal of such Proceeding.

9.2 In the event that Section 9.1 is inapplicable, or does not apply to the entire Proceeding, the Company shall nonetheless indemnify the Indemnitee for all Expenses and any other indemnity for liabilities of any type whatsoever actually and reasonably incurred by the Indemnitee, or on his or her behalf, unless the Company shall prove by clear and convincing evidence to a forum listed in Section 9.3 below that the Indemnitee has not met the applicable standard of conduct required to entitle the Indemnitee to such indemnification.

9.3 If Company refuses to pay Expenses and other indemnity for liabilities of any type whatsoever actually and reasonably incurred by the Indemnitee, or on his or her behalf, within 30 days of Indemnitee’s written request of such payment, the Indemnitee shall be entitled to select the forum in which the validity of the Company’s claim under Section 9.2 hereof that the Indemnitee is not entitled to indemnification will be heard from among the following, except that the Indemnitee can select a forum consisting of the stockholders of the Company only with the approval of the Company:

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(a) A quorum of the Board consisting of directors who are not parties to the Proceeding for which indemnification is being sought;

(b) The stockholders of the Company;

(c) Legal counsel mutually agreed upon by the Indemnitee and the Board, which counsel shall make such determination in a written opinion;

(d) A panel of three arbitrators, one of whom is selected by the Company, another of whom is selected by the Indemnitee and the last of whom is selected by the first two arbitrators so selected; or

(e) The Court of Chancery of Delaware.

9.4 As soon as practicable, and in no event later than thirty (30) days after the forum has been selected pursuant to Section 9.3 above, the Company shall, at its own expense, submit to the selected forum its claim that the Indemnitee is not entitled to indemnification, and the Company shall act in the utmost good faith to assure the Indemnitee a complete opportunity to defend against such claim.

9.5 If the forum selected in accordance with Section 9.3 hereof is not a court, then after the final decision of such forum is rendered, the Company or the Indemnitee shall have the right to apply to the Court of Chancery of Delaware, for the purpose of appealing the decision of such forum, provided that such right is executed within sixty (60) days after the final decision of such forum is rendered. If the forum selected in accordance with Section 9.3 hereof is a court, then the rights of the Company or the Indemnitee to appeal any decision of such court shall be governed by the applicable laws and rules governing appeals of the decision of such court.

9.6 In the event that a determination shall have been made pursuant to Section 9 of this Agreement that Indemnitee is not entitled to indemnification, any judicial Proceeding commenced pursuant to this Section 9 shall be conducted in all respects as a de novo trial on the merits, and Indemnitee shall not be prejudiced by reason of the adverse determination under Section 9.3.

9.7 If a determination shall have been made pursuant to Section 9 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial Proceeding commenced pursuant to this Section 9.3, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s misstatement not materially misleading in connection with the application for indemnification, or (ii) a prohibition of such indemnification under applicable law.

9.8 Notwithstanding any other provision in this Agreement to the contrary, the Company shall indemnify the Indemnitee and pay on his or her behalf, in advance, against all Expenses incurred by the Indemnitee in connection with any hearing or Proceeding under this Section 9 involving the Indemnitee and against all Expenses incurred by the Indemnitee in connection with any other Proceeding between the Company and the Indemnitee involving the interpretation or enforcement of the rights of the Indemnitee under this Agreement, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification or advancement of Expenses.

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9.9 The Company shall be precluded from asserting in any judicial Proceeding commenced pursuant to this Section 9 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement.

9.10 In the event of any Change in Control, the Company shall immediately set aside appropriate reserves for Expenses of all known Proceedings if requested to do so by the Indemnitee.

10. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee:

10.1 Claims Initiated by Indemnitee. To indemnify or advance Expenses to the Indemnitee with respect to Proceedings initiated or brought voluntarily by the Indemnitee and not by way of defense, counterclaim or cross claim, except with respect to Proceedings (or any part of any Proceeding) as may be required by law, as specifically authorized by the Board or brought to establish or enforce a right to indemnification and/or advancement of Expenses arising under this Agreement, the charter documents of the Company or any Subsidiary or any statute or law or otherwise; or

10.2 Unauthorized Settlements. To indemnify the Indemnitee hereunder for any amounts paid in settlement of a Proceeding unless the Company consents in advance in writing to such settlement, which consent shall not be unreasonably withheld, and the Company and its Subsidiaries are fully released and dismissed with prejudice from any such Proceeding; or

10.3 Securities Law Actions. To indemnify the Indemnitee on account of any suit in which judgment is rendered against the Indemnitee for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law; or

10.4 Unlawful Indemnification. To indemnify the Indemnitee if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful.

11. Exculpation/Limitation of Liability. Indemnitee shall not be personally liable to the Company or its Subsidiary or to the stockholders of the Company or any such Subsidiary for monetary damages for breach of fiduciary duty as an Agent of the Company or Subsidiary; provided, however, that the foregoing shall not eliminate or limit the liability of Indemnitee: (i) for any breach of Indemnitee’s duty of loyalty to the Company or its Subsidiary or the stockholders thereof; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 174 of the Delaware General Corporation Law or any similar provision of other applicable corporation law; or (iv) for any transaction from which Indemnitee derived on improper personal benefit. If the Delaware General Corporation Law or such other applicable law shall be amended to permit further elimination or limitation of the personal liability or directors, then the liability of Indemnitee shall, automatically, without any further action, be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law or such other applicable law as so amended.

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12. Non-Exclusivity. The provisions for indemnification and advancement of Expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Company’s Certificate of Incorporation or Bylaws, the vote of the Company’s stockholders or disinterested directors, D&O Insurance, other agreements or otherwise, both as to action in the Indemnitee’s official capacity and to action in another capacity while occupying his or her position as an Agent of the Company, and the Indemnitee’s rights hereunder shall continue after the Indemnitee has ceased acting as an Agent of the Company and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee as an Agent of the Company prior to such amendment, alteration or repeal.

13. Indemnification of Observer. If any affiliate to a Fund Indemnitor is attending meetings of the Board in a non-voting observer capacity (an “Observer”) and is, or is threatened to be made, a party to or a participant in any Proceeding relating to or arising by reason of such Observer’s affiliation with the Company, the Indemnitee or any other director, including without limitation any alleged misappropriation of a Company asset or corporate opportunity, any claim of misappropriation or infringement of intellectual property relating to the Company, any alleged false or misleading statement or omission made by the Company (or on its behalf) or its employees or agents, or any allegation of inappropriate control or influence over the Company or its directors, officers, equity holders or debt holders, then such Observer shall be entitled to all of the indemnification rights and remedies under this Agreement to the same extent as Indemnitee, and the terms of this Agreement as they relate to procedures for indemnification of Indemnitee and advancement of Expenses shall apply to any such indemnification of an Observer. The Observers shall be named as additionally named insureds on the D&O Insurance, with this insurance as primary over all other possibly applicable insurance. The Company and Indemnitee agree that the Observers are express third party beneficiaries of the terms of this Section 13.

14. General Provisions.

14.1 Interpretation of Agreement and Scope. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification and advancement of Expenses to the Indemnitee to the fullest extent now or hereafter permitted by law, except as expressly limited herein. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company’s Certificate of Incorporation, the Company’s Bylaws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes shall be deemed to be within the purview of Indemnitee’s rights and the Company’s obligations under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties’ rights and obligations hereunder.

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14.2 Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, then: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 13.1 hereof.

14.3 Modification and Waiver. No supplement, modification, termination or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

14.4 Subrogation. Except as provided in Section 6, in the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company to effectively bring suit to enforce such rights; provided, however, that any rights of recovery of Indemnitee pursuant to any (i) director liability insurance policy separately paid for by Indemnitee, Indemnitor Fund, or any other person or entity who appointed such Indemnitee pursuant to a right granted under the Company’s Certificate of Incorporation, the Company’s Bylaws, or agreements to which the Company is a party, or any of their respective affiliates or (ii) right to indemnity by Indemnitee, any affiliate of Indemnitee or any stockholder of the Company, shall not be subject to subrogation under this Section 13.4.

14.5 Counterparts. This Agreement may be executed in one or more counterparts, which shall together constitute one agreement. Signatures received via email or through the use of an electronic signature platform (i.e., Docusign) are binding.

14.6 Successors and Assigns. The terms of this Agreement shall bind, and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successors by purchase, merger, consolidation, or otherwise to all or substantially all of the business or assets of the Company), assigns, spouses, heirs, executors and personnel and legal representatives.

14.7 Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given: (a) if delivered by hand and signed for by the party addressee; (b) if mailed by certified or registered mail, with postage prepaid, on the third business day after the mailing date (c) if received via email or facsimile. Addresses for notice to either party are as shown on the signature page of this Agreement or as subsequently modified by written notice.

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14.8 Governing Law. This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware, without giving effect to that body of laws pertaining to conflict of laws.

14.9 Consent to Jurisdiction. The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or Proceeding that arises out of or relates to this Agreement.

14.10 Enforcement and Integration.

(a) The Company expressly confirms and agrees that it has entered into this Agreement and assumes the obligations imposed on it hereby in order to induce Indemnitee to serve as an Agent of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as an Agent of the Company.

(b) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

14.11 Duration of Agreement. All agreements and obligations of the Company contained herein shall continue for a period of five years following the period Indemnitee is an Agent and shall continue thereafter so long as Indemnitee shall be subject to any Proceeding (or any Proceeding commenced under Section 9 hereof) by reason of his or her serving as an Agent of the Company or its Subsidiary, whether or not he or she is acting or serving in any such capacity at the time any liability or Expense is incurred for which indemnification can be provided under this Agreement.

14.12 Security. To the extent requested by Indemnitee and approved by the Board of Directors of the Company, the Company may at any time and from time to time provide security to Indemnitee for the Company’s obligations hereunder through an irrevocable bank line of credit, funded trust or other collateral. Any such security, once provided to Indemnitee, may not be revoked or released without the prior written consent of the Indemnitee

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have entered into this Indemnification Agreement effective as of the date first written above.

FUSEMACHINES INC.:	INDEMNITEE:

By:	By:
Name:	Name:
Title:	Address:
Address:

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Exhibit A

Fund Indemnitors

[None.]

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